UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2011
Penske Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan	48302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 248-648-2500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 2, 2011, we issued a press release announcing our third quarter 2011 financial results and other information. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
The following information is furnished pursuant to Item 7.01 “Regulation FD Disclosure.”
On November 2, 2011, we issued a press release announcing our third quarter 2011 financial results and other information. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01 Other Events.
Our Board of Directors has approved a quarterly dividend in the amount of $0.09 per share payable December 1, 2011 to shareholders of record as of November 14, 2011, as discussed more fully in the press release incorporated herein and attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.

99.1	Press Release.
99.2	Press Release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.
November 2, 2011	By:	/s/ Shane M. Spradlin
		Name:	Shane M. Spradlin
		Title:	Executive Vice President
Exhibit Index

Exhibit No.	Description
99.1	Press Release.
99.2	Press Release.